                          GREEN TREE FINANCIAL CORP.


                       CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1997, (97-3), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1997 to June 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   JUNE 1997

                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 7/15/97

                                                   Total $           Per $1,000
                                                    Amount            Original
                                                   -------           ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $10,445,663.90

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                        10,445,663.90

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.88875%)      5.88875%
          b. Class A-1 Interest                     149,297.00       4.03505410
          c. Class A-2 Remittance Rate(6.49%)            6.49%
          d. Class A-2 Interest                     632,775.00       5.40833333
          e. Class A-3 Remittance Rate(6.73%)            6.73%
          f. Class A-3 Interest                     532,791.67       5.60833333
          g. Class A-4 Remittance Rate(6.93%)            6.93%
          h. Class A-4 Interest                     721,875.00       5.77500000
          i. Class A-5 Remittance Rate(7.14%)            7.14%
          j. Class A-5 Interest                     339,150.00       5.95000000
          k. Class A-6 Remittance Rate(7.32%
             unless the Weighted Average
             Contract rate is less than 7.32%)           7.32%
          l. Class A-6 Interest                     640,500.00       6.10000000
          m. Class A-7 Remittance Rate (7.64%
             unless the Weighted Average
             Contract rate is less than 7.64%)           7.64%
          n. Class A-7 Interest                     916,800.00       6.36666667


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 2

                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 7/15/97

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                     -------         ----------
(3)  Amount applied to:

          a. Unpaid Class A Interest
                  Shortfall                                .00              .00

(4)  Remaining:

          a. Unpaid Class A Interest
                  Shortfall                                .00              .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 4,066,706.39              N/A
          a. Scheduled Principal                    745,146.31              N/A
          b. Principal Prepayments                4,423,507.91              N/A
          c. Liquidated Contracts                          .00              N/A
          d. Repurchases                                   .00              N/A
          e. Current Month Advanced Principal     1,079,105.28              N/A
          f. Prior Month Advanced Principal      (2,181,053.11)             N/A

     (6)  Pool Scheduled Principal Balance      791,484,988.01

    (6b)  Adjusted Pool Principal Balance       790,405,882.73     988.00735341
    (6c)  Pool Factor                               0.98800735

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date         .00

     (8)  Class A Percentage for such Remittance
          Date                                          92.45%

     (9)  Class A Percentage for the following
          Remittance Date                               92.41%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.8875%, 6.49%, 6.73%, 6.93%, 7.14%, 7.32%, 7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 3

                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 7/15/97


(10)  Class A Principal Distribution:
      a. Class A-1                                4,066,706.39     109.91098351
      b. Class A-2                                         .00              .00
      c. Class A-3                                         .00              .00
      d. Class A-4                                         .00              .00
      e. Class A-5                                         .00              .00
      f. Class A-6                                         .00              .00

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                     -------        ----------

(11)  Class A-1 Principal Balance                27,405,882.73     740.69953324
(11a) Class A-1 Pool Factor                          .74069953

(12)  Class A-2 Principal Balance               117,000,000.00     1000.0000000
(12a) Class A-2 Pool Factor                         1.00000000

(13)  Class A-3 Principal Balance                95,000,000.00     1000.0000000
(13a) Class A-3 Pool Factor                         1.00000000

(14)  Class A-4 Principal Balance               125,000,000.00     1000.0000000
(14a) Class A-4 Pool Factor                         1.00000000

(15)  Class A-5 Principal Balance                57,000,000.00     1000.0000000
(15a) Class A-5 Pool Factor                         1.00000000

(16)  Class A-6 Principal Balance               105,000,000.00     1000.0000000
(16a) Class A-6 Pool Factor                         1.00000000

(17)  Class A-7 Principal Balance               144,000,000.00     1000.0000000
(17a) Class A-7 Pool Factor                         1.00000000

(18) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                                  .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 4

                        CUSIP#'S    393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                        TRUST ACCOUNT #80-4678900
                        REMITTANCE DATE: 7/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)   31-59 days                                      1,617,800.31        52

     (20)   60 days or more                                    61,831.05         2
     (21)   Current Month Repossessions                        51,673.76         1

     (22)   Repossession Inventory                             51,673.76         1

     (23)   Weighted Average Contract Rate                      10.15802

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

     (24)   Average Sixty-Day Delinquency Ratio Test

            (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .01%

            (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                 average of ratios for this month and two preceding
                 months; may not exceed 3.5%)                                  N/A%

     (25)   Average Thirty-Day Delinquency Ratio Test

            (a)  Thirty-Day Delinquency Ratio for current Remittance Date      .20%

            (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                 average of ratios for this month and two preceding
                 months; may not exceed 5.5%)                                  N/A%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 5

                    CUSIP#'S  393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                    TRUST ACCOUNT #80-4678900
                    REMITTANCE DATE: 7/15/97

(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                                0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date               .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                               0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 23.25%)                                                7.55%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                        .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                  7.55%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.53%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 6

                           CUSIP#'S  393505-TZ8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 7/15/97

                                                    Total $          Per $1,000
                                                     Amount           Original
                                                   ------------      -----------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                               2,445,768.84

A.    Interest
(31)  Aggregate interest
      a.   Class M-1 Remittance Rate (7.53%,
            unless Weighted Average Contract
            Rate is below 7.53%)                          7.53%

      b.   Class M-1 Interest                        376,500.00       6.27500000

(32)  Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00                0

(33)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00                0

(34)  Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall              .00                0

(35)  Remaining:
      a.   Unpaid Class M-1 Interest Shortfall              .00                0

B.    Principal
(36)  Formula Principal Distribution Amount                 .00              N/A
      a.   Scheduled Principal                              .00              N/A
      b.   Principal Prepayments                            .00              N/A
      c.   Liquidated Contracts                             .00              N/A
      d.   Repurchases                                      .00              N/A

(37)  Class M-1 Principal Balance                 60,000,000.00    1000.00000000
(37a) Class M-1 Pool Factor                          1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 7

                           CUSIP#'S  393505-UA8,UB8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 7/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                                     .00%

                                                        Total $      Per $1,000
                                                         Amount       Original
                                                      ------------   -----------
(39) Class M-1 Principal Distribution:
      a.   Class M-1 (current)                                 .00    0.00000000
      b.   Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                .00

(41) Class M-1 Percentage for the following
     Remittance Date                                          .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   2,069,268.84

(2)  Class B-1 Remittance Rate (7.51% unless
     Weighted Average Contract Rate is below 7.51%)          7.51%

(3)  Aggregate Class B1 Interest                        200,266.67    6.25833333

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00           .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 8

                           CUSIP#'S   393505-UA8,UB8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 7/15/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                             .00
(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                             .00
(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date      .00

(8a) Class B Percentage for such Remittance Date   .00


                                                Total  $        Per $1,000
                                                Amount           Original
                                              ----------        ----------

(9)Current Principal (Class B Percentage of
   Formula Principal Distribution Amount)               .00

(10a)    Class B1 Principal Shortfall                   .00

(10b)    Unpaid Class B1 Principal Shortfall            .00

(11)     Class B Principal Balance            60,000,000.00

(12)     Class B1 Principal Balance           32,000,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                1,869,002.17

(14) Class B-2 Remittance Rate (8.03%
     unless Weighted Average Contract
     Rate is less than 8.03%)                         8.03%

(15) Aggregate Class B2 Interest                 187,366.67     6.69166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JUNE 1997 - Page 9

                           CUSIP#'S   393505-UA8,UB8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 7/15/97

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                             .00             .00

(17) (Remaining Unpaid Class B2 Interest Shortfall     .00             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date          .00

(19) Class B2 Principal Liquidation Loss Amount        .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                              .00

(21) Guarantee Payment                                 .00

(22) Class B2 Principal Balance              28,000,000.00

                                                Total $      Per $1,000
                                                 Amount       Original
                                              ------------  ------------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                           331,939.02

(24) 3% Guarantee                             1,349,696.48

(25) Class C Residual Payment                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JUNE 1997 - Page 10

                           CUSIP#'S 393505-UA8,UB8
                           TRUST ACCOUNT #80-4678900
                           REMITTANCE DATE: 7/15/97


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                  51,673.76

(28) Repossessed Contracts                            51,673.76

(29) Repossessed Contracts Remaining
     in Inventory                                           .00